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                                                            OMB APPROVAL
                      UNITED STATES                 ----------------------------
           SECURITIES AND EXCHANGE COMMISSION        OMB Number: 3235-0060
                 WASHINGTON, D.C. 20549              Expires: April 30, 2009
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                                CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   August 10, 2006
                                                -------------------------------

                           JF China Region Fund, Inc.
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             (Exact name of registrant as specified in its charter)

 Maryland                           811-06686;33-48232   22-3178023
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  (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)           File Number)          Identification No.)


301 Bellevue Parkway, Wilmington, DE                            19809
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   800-441-9800
                                                  -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

        ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


           MICHAEL J. JAMES APPOINTED AS TREASURER AND CHIEF FINANCIAL
                       OFFICER OF THE JF CHINA REGION FUND

NEW YORK, August 8, 2006 - Michael J. James, 39, is to be appointed as the new Treasurer and Chief Financial Officer of the JF China Region Fund, Inc. (the "Fund").

Mr. James has been an employee of JPMorgan Chase & Co. since 1992 and is currently Chief Operating Officer of JPMorgan Asset Management's closed-end fund division, with responsibility for Operations, Risk and Finance. Prior to this role, Mr. James was the Chief Finance Officer for the Equity and Fixed Income businesses within asset management. Mr. James also spent 3 years working for Jardine Fleming Holdings in Hong Kong where he was Group Chief Accountant. Mr. James is a qualified Chartered Accountant, has an MBA from London University and a BSc in Biochemistry from The University of Birmingham.

Mr. James replaces Douglas Eu, who has resigned from the Fund to pursue career opportunities outside of J.P. Morgan Chase & Co. family of funds. Mr. James' appointment and Mr. Eu's resignation take effect on August 10, 2006.

JF China Region Fund, Inc. is a closed-end, non-diversified management investment company that invests primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macao.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JF China Region Fund, Inc.
                                             -----------------------------------
                                                         (Registrant)

Date     August 10, 2006
    --------------------------------------      /s/ Hilary Lowe
                                             -----------------------------------
                                                         (Signature)*

*Print name and title of the signing            Hilary Lowe,
 officer under his signature.                   Secretary